Share-Based Compensation	12 Months Ended
Jan. 28, 2012
Share-Based Compensation
Share-Based Compensation

Note 7. Share-Based Compensation

The 2006 Equity Incentive Plan (“2006 Plan”) provides for the grant of share-based awards exercisable for up to 14.2 million shares of Common Stock. We plan to issue new shares of our Common Stock to satisfy share issuance upon option exercises. On June 3, 2009, the Company announced an offer to exchange certain employee stock options issued under the 2006 Plan (“Exchange Offer”) for new stock options granted on a one-for-one basis. On July 2, 2009, employees exchanged 8.0 million outstanding stock options under the following terms:

(1)                                 outstanding vested or unvested options to purchase shares of Common Stock that had an exercise price per share of $30.00, $37.50, $45.00 or $52.50 for an equal number of new options to purchase shares of Common Stock with an exercise price equal to $7.50 and a new five-year vesting schedule that commenced on July 2, 2009 and an eight-year term and

(2)                                 outstanding options that had an exercise price per share of $15.00 and $22.50 were exchanged for an equal number of new options with the same exercise price. A portion of the new options were vested based on the period of time that the exchanged options had been held in relation to the total term of the option and have identical terms and conditions to the previously issued options, and the remaining new options have a new five-year vesting schedule that commenced on July 2, 2009 and an eight-year term.

The fair value for options granted under ASC 718, Stock Compensation, was estimated at the date of grant using the Black-Scholes option valuation model. The following assumptions were used to estimate the fair value of options granted during the year ended January 28, 2012:

	Fiscal Year
Assumptions(1)	2011	2010	2009
Risk-free interest rates(2)	1.1% - 1.6%	1.5% - 2.5%	2.4% - 3.3%
Expected dividend yield	0.0%	0.0%	0.0%
Expected volatility rates of our Common Stock(3)	39.5% - 44.5%	39.4% - 41.5%	41.9% - 45.9%
Expected life of options (in years)(4)	5.0	5.0 - 8.0	5.5 - 8.0
Weighted average fair value of options granted(5)	$5.98	$4.52	$0.93

(1)                                 Forfeitures were estimated based on historical experience and anticipated events.

(2)                                 Based on constant maturity interest rates for U.S. Treasury instruments with terms consistent with the expected lives of the awards.

(3)                                 We considered both the historical volatility as well as implied volatilities from the exchange-traded options on the common stock of a peer group of companies.

(4)                                 Expected lives were based on an analysis of historical exercise and post-vesting employment termination behavior.

(5)                                The Company’s 2011 and 2010 Common Stock valuations relied on projections of our future performance, estimates of our weighted average cost of capital, and metrics based on the performance of a peer group of similar companies, including valuation multiples and stock price volatility. The fair value of equity per share utilized in our calculation ranged from $15.22 to $17.95 in fiscal 2011, $11.55 to $14.47 in fiscal 2010, and $4.27 in fiscal 2009. Due to the economic deterioration that occurred during fiscal 2008, the traditional approaches outlined above did not yield an answer that was considered to be representative of the fair value of the Company’s equity. As a result, the Company’s 2009 valuation also considered a Black-Scholes option model, which utilized the fair value of the Company’s assets, the book value of the Company’s debt, an estimated time to a liquidity event, the asset volatility of a peer group of companies and the risk free rate.

As of January 28, 2012, there were 10.6 million stock option awards outstanding. In addition, as of January 28, 2012, there were a total of 560,737 shares of restricted stock outstanding, of which 148,151 are vested. Under the 2006 Plan, there are 2.8 million shares of Common Stock remaining available for grant. The table below sets forth a summary of stock option activity for the year ended January 28, 2012.

	Number of Shares (In millions)	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term (In years)	Aggregate Intrinsic Value (In millions)
Outstanding at January 29, 2011	10.9	$15.41
Granted	0.2	18.69
Exercised	(0.1)	12.83
Cancelled/Forfeited	(0.4)	15.79
Outstanding at January 28, 2012	10.6	$15.52	5.5	$91
Vested and Exercisable at January 28, 2012	4.5	$15.85	5.0	$37

The total fair value of options that vested during fiscal 2011, fiscal 2010 and fiscal 2009 was $3 million, $2 million, and $1 million, respectively. The intrinsic value for options that vested during 2011 and fiscal 2010 was $17 million and $5 million, respectively. There was no intrinsic value for options that vested during fiscal 2009. As of the beginning of fiscal 2011, there were 7.9 million nonvested options with a weighted average grant date fair value of $1.95 per share. As of the end of fiscal 2011, there were 6.1 million nonvested options with a weighted average grant date fair value of $2.23 per share. During fiscal 2011, there were 1.8 million options that vested and 0.4 million options that were cancelled with a weighted-average grant date fair value of $1.86 and $0.95 per share, respectively.

Share-based compensation expense was $9 million for fiscal 2011 and $8 million for each of fiscal 2010 and fiscal 2009. As a result of the Exchange Offer, share-based compensation expense will increase by $2 million over the life of the options due to the incremental value ascribed to the new options that were issued at a lower exercise price. Share-based compensation expense for fiscal 2009 decreased by $1 million as a result of the longer vesting period of the new options compared to the vesting period of the original grants.

As of January 28, 2012, compensation cost not yet recognized related to nonvested awards totaled $13 million and is expected to be recognized over a weighted average period of 2.9 years. To the extent the actual forfeiture rate is different from what we have anticipated, share-based compensation related to these awards will be different from our expectations.